CALENDAR OF CORPORATE EVENTS
Company Name	BRF S.A.
Head Office Address	Rua Jorge Tzachel, 475 – Bairro Fazenda, 88301-140 – Itajaí – SC
Website	www.brf-br.com/ri
CFO and Investor Relations Officer	Elcio Mitsuhiro Ito
E-mail: acoesri@brf-br.com
(11) 2322-5005
Investor Relations Director	Pedro Bueno
acoesri@brf-br.com
(11) 2322-5050
Newspapers in which the company releases its corporate actions	Valor Econômico – SP Diário Oficial do Estado – SC www.prnewswire.com.br http://www.valor.com.br/valor-ri

A.     MANDATORY SCHEDULING

Annual Financial Statements and Consolidated Financial Statements, related to the period ended on December 31, 2017.
EVENT	DATE
Sending to B3	02/22/2018

Standardized Financial Statements – DFP, related to the period ended on December 31, 2017.
EVENT	DATE
Sending to B3	02/22/2018

Annual Financial Statements in international standards related to the period ended on December 31, 2017.
EVENT	DATE
Sending to B3 and SEC	02/22/2018

Formulário de Referência related to the period in course
EVENT	DATE
Sending to B3	05/24/2018

                                                                                                             .2.

Quarterly Information – ITR – Portuguese

EVENT – Sending to B3	DATA
Related to 1st quarter 2018	05/10/2018
Related to 2nd quarter 2018	08/10/2018
Related to 3rd quarter 2018	11/09/2018

Quarterly Information Translated to English

EVENT – Sending to B3	DATA
Related to 1st quarter 2018	05/10/2018
Related to 2nd quarter 2018	08/10/2018
Related to 3rd quarter 2018	11/09/2018

Ordinary General Meeting Scheduled
EVENT	DATE
Sending of Call for Meeting to B3	03/05/2018
Sending of Proposal to B3	03/05/2018
Date of Ordinary Extraordinary General Meeting	04/26/2018
Sending of the main decisions of the Ordinary General Meeting or minutes of Ordinary General Meeting to B3	04/26/2018

Public Meeting with Analysts
EVENT	DATE
Date of Public Meeting with Analysts	06/29/2018
BRF Day – São Paulo	10/08/2018
BRF Day – New York	10/10/2018

B.             OPTIONAL AGENDA

Conference Call
EVENT	DATE
Conference Call 2017 Results*	02/23/2018
Conference Call 1Q18 Results*	05/11/2018
Conference Call 2Q18 Results*	08/10/2018
Conference Call 3Q18 Results*	11/09/2018

* Information regarding access will be informed further at www.brf-br.com/ri

Board Meetings already scheduled
EVENT	DATE
Monthly	Monthly